DATED 16 NOVEMBER 2009

Vistaprint N.V.
as the Company

Stichting Continuiteit Vistaprint
as the Foundation

CALL OPTION AGREEMENT

TABLE OF CONTENTS

Clause        Headings        Page
1.        exercise right of option        2
2.        assignment, encumbrance and voting rights        2
3.        cancellation of preferred shares        3
4.        term of the agreement        3
5.        governing law/competent court        3

THIS CALL OPTION AGREEMENT is made on 16 November 2009
BETWEEN:

1.        Vistaprint N.V., a company incorporated under the laws of the Netherlands having its seat in Venlo, its address at 5928 LW Venlo, Hudsonweg 8, filed at the Trade Register under number 14117527 (the "Company"); and

2.        Stichting Continuiteit Vistaprint, a foundation incorporated under the laws of the Netherlands having its seat in Venlo, its address at 5928 LW Venlo,
Hudsonweg 8, filed at the Trade Register under number 14123119 (the
"Foundation")

RECITALS:

(A)        On 28 August 2009, the sole shareholder of the Company resolved to grant to the Foundation the right to acquire preferred shares in the capital of the
Company up to a maximum of the total number of outstanding ordinary shares at the time of the placing of the preferred shares (the "Call Option") under the terms and condition as set out in this Agreement.

(B)        The Foundation may only exercise the Call Option taking into account its objects and the intention of the Foundation set out in its articles of association and this
Agreement. In summary, the purpose of the Foundation is generally (i) to promote and safeguard the interests of the Company, its group companies and the business conducted and the interests of all parties involved in those companies and businesses, and (ii) to counter to the best of its ability any factors that could harm the independence and/or the continuity and/or identity of the
Company, its group companies and the business conducted, and more specifically ? without limiting the generality of the foregoing (x) to prevent a hostile bid on the company's outstanding ordinary shares, or (y) to avoid that a situation occurs whereby material changes in the policy of the company or to the composition of the management board and/or supervisory board of the company are effected without sufficiently considering the consequences.

IT IS AGREED as follows:

1.        EXERCISE RIGHT OF OPTION

1.1.        The Foundation is entitled to exercise the Call Option in one or more tranches.

1.2.        The Foundation shall exercise the Call Option by means of a written notice to the
Company. The notice shall state the number of preferred shares for which the
Foundation subscribes with due observance of the maximum as referred to in the
Recitals. The Company shall do everything necessary to issue the preferred shares to the Foundation and hereby grants an irrevocable power of attorney to the Foundation for the term of this Agreement to perform all acts (both administrative acts as well as acts of disposal), that may be necessary to issue the shares to the Foundation.

1.3.        The Foundation shall subscribe for the preferred shares at par. Immediately after subscribing for the preferred shares, the Foundation shall proceed to payment of at least one/fourth of the aggregate nominal amount of the preferred shares subscribed for. Three/fourths of the nominal amount shall only need to be paid after the Company has called for it, without prejudice to the provisions of section 2:84 of the Dutch Civil Code.

2.        ASSIGNMENT, ENCUMBRANCE AND VOTING RIGHTS

2.1.        The Foundation may not assign or encumber the rights arising from or relating to this agreement. The Foundation will, however, be entitled to pledge any claims in connection with a cancellation of the preferred shares described in clause 3 below.

2.2.        The Foundation shall exercise the voting rights in respect of the preferred shares independently in accordance with the objectives in its articles of association.

2.3.        The preferred shares shall be entitled to dividend as of the day of the issue.

3.        CANCELLATION OR REPURCHASE OF PREFERRED SHARES

3.1.        The Articles of Association of the Company require that a general meeting be held after twenty-four months following the issue of preferred shares to consider the cancellation or repurchase of the preferred shares. If the General Meeting does not thereby resolve to cancel or repurchase the preferred shares, a general meeting will be held every twelve months thereafter for as long as preferred shares are outstanding in which meetings the Foundation shall exercise the voting rights in conformity with the above.

3.2.        If after the issue of preferred shares the Foundation is obliged to repay the credit line, used by it to finance the payment of the preferred shares, the Foundation shall also have the right to demand (i) cancellation with repayment by the
Company of the preferred shares, together with the payment of the amount referred to in the second sentence of clause 3.4, to the extent due, or (ii) that the
Company will have the preferred shares repurchased against the nominal value of the preferred shares.

3.3.        The amount to be repaid upon cancellation of the preferred shares (including:
cancellation on request of the Foundation, as provided for in the clause 3.2)
shall be equal to the amount paid on the preferred shares. In addition, on the day of repayment of the amount paid on the preferred shares, a distribution shall be made on the cancelled shares in accordance with article 9 of the articles of association of the Company.

3.4.        If the Foundation exercises its right to request the Company to cancel the preferred shares or have the shares repurchased as provided for in this clause 3, the Management Board of the Company shall use its best efforts to effect that cancellation or the repurchase, including, to the extent necessary: (i) passing a board resolution thereto, (ii) convening a meeting of the Supervisory Board and a general meeting of shareholders of the Company in order to vote on the proposal to cancel the preferred shares, or in the event of repurchase of preferred shares, to vote on the proposal to authorise the Management Board to repurchase the preferred shares from the Foundation (iii) publication of the resolution, if any, of the general meeting of shareholders as provided for in article 2:100 Dutch Civil Code and (iv) furnishing security or other guarantee to creditors of the Company who require so in connection with the right of objection pursuant to section 2:100 Dutch Civil Code.

4.        TERM OF THE AGREEMENT

This agreement has been entered into for an indefinite period of time. The
Company is entitled to terminate this Agreement with immediate effect provided that on the date of termination no preferred shares are held by the Foundation and furthermore provided that the Foundation is not entitled to the issue of preferred shares pursuant to a prior exercise of the Call Option. In the event the
Company decides to terminate this agreement at a time when preferred shares have been issued or the Foundation has exercised the Call Option in part, the
Company may give notice of termination with immediate effect, but such termination will only preclude the Foundation exercising the Call Option for any part that was not exercised prior to the time notice of termination that was given by the Company.

5.        GOVERNING LAW/COMPETENT COURT

5.1.        This Agreement shall be governed by the laws of the Netherlands.

5.2.        All disputes and claims arising from or relating to this Agreement shall be exclusively settled by the competent court in Amsterdam, the Netherlands, without prejudice to the right of appeal.

THUS AGREED AND SIGNED ON 16 NOVEMBER 2009

Vistaprint N.V.

/s/Michael Giannetto

By: Michael Giannetto

Title: Managing Director

Stichting Continuiteit Vistaprint

/s/Valerie Gombart

By: Valerie Gombart

Title: Managing Director

/s/R.J. Meuter

By: R.J. Meuter

Title: Managing Director

/s/J.M. van den Wall Bake

By: J.M. Van den Wall Bake

Title: Managing Director